EXHIBIT 23(a)




                CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Fleet Financial Group, Inc.



We consent to the use of our report incorporated by reference in the Fleet Financial Group, Inc. Annual Report on Form l0-K for the year ended December 31, l993 which is incorporated by reference herein.



                                 /s/KPMG Peat Marwick LLP



Providence, Rhode Island
February 13, l995